                                                                  Exhibit 10.72

                           ASSIGNMENT OF COLLATERAL

                           (DIHC PROPERTIES I, INC.)


      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27th day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                             W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

      I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

      II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

      III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

      IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

      V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia.
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      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                             ASSIGNOR:

                                             STICHTING PENSIOENFONDS VOOR DE
                                             GEZONDHEID, GEESTELIJKE EN
                                             MAATSCHAPPELIJKE BELANGEN
Signed, sealed and
delivered in the presence of:                By: /s/
                                             Name: Jan H.W.R. van der Vlist
                                             Title: Attorney-in-fact
[Signature Illegible]
Official Witness
                                             By:  /s/
                                             Name: Anneke C. van de Puttelaar
                                             Title: Attorney-in-fact
/s/ Patti A. Olson
Notary Public

My Commission Expires:

_________________________

                                             ASSIGNEE:

                                             CORNERSTONE PROPERTIES INC.

Signed, sealed and
delivered in the presence of:                By:  /s/
                                             Name: Rodney C. Dimock
                                             Title: Executive Vice President
[Signature Illegible]
Official Witness
                                             Attest:  /s/
                                             Its:  Thomas P. Loftus
Patti A. Olson                               Secretary
Notary Public

My Commission Expires:

_______________________                         [CORPORATE SEAL]


[NOTARY SEAL]

Signed, sealed and
delivered in the presence of:                By:  /s/
                                             Name:  John S. Moody
                                             Title:  President
[Signature Illegible]
Official Witness
                                             Attest:  /s/
                                             Its:  Thomas P. Loftus
Patti A. Olson                               Secretary
Notary Public

My Commission Expires:

________________________                        [CORPORATE SEAL]


[NOTARY SEAL]

                                      3
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                                   EXHIBIT A

1. Amended and Restated Promissory Note dated as of November 1, 1994, executed by DIHC Properties I, Inc. ("DIHC I") in favor of Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") in the principal amount of $33,310,304.78.

2. Deed to Secure Debt and Security Agreement dated as of December 31, 1988, executed by DIHC I in favor of PGGM, recorded in Deed Book 5207 at page 306 in the Records of Cobb County, Georgia; as modified by that certain Deed to Secure Debt Modification Agreement dated as of December 1, 1991, executed by and between DIHC I and PGGM, recorded in Deed Book 6603 at page 391, aforesaid records; as further modified by that certain Deed to Secure Debt Modification Agreement dated as of November 1, 1994, executed by and between DIHC I and PGGM, recorded in Deed Book 8785 at page 344, aforesaid records.

3. Amended and Restated Promissory Note made as of October 1, 1997 from DIHC I to PGGM in the principal sum of $32,585,166.10.

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

                                    ALLONGE

                              ENDORSEMENT OF NOTE

                           (DIHC PROPERTIES I, INC.)


      Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.


                                          STICHTING PENSIOENFONDS VOOR
                                          DE GEZONDHEID, GEESTELIJKE EN
                                          MAATSCHAPPELIJKE BELANGEN


                                          By:  /s/
                                          Name:  Jan H.W.R. van der Vlist
                                          Title:  Attorney-in-fact


                                          By:  /s/
                                          Name:  Anneke C. van de Puttelaar
                                          Title:  Attorney-in-fact


                                    DATE:   October 27, 1997

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